Exhibit 99.2
First Quarter 2022 Investor Supplement

Product Developments

Security:
•Recognized as the only vendor named as Gartner Peer Insights Customers’ Choice for web application and API protection for four consecutive years.
•Continued to innovate our Next-Gen WAF with new custom response codes and our GraphQL Inspection feature, and we became the first and only WAF to support Arm®-based environments at scale.
Leading Innovation:
•Recognized as a leader by IDC MarketScape in the Worldwide Commercial CDN 2022 Vendor Assessment.
•Announced a new Observability dashboard that is bringing end-to-end security, delivery, application and performance metrics into a unified view.
•Deployed HTTP/3 and QUIC platform-wide, enabling customers with faster response times, better network performance, and built-in encryption with TLS 1.3.
Developer Relations:
•Fastly acquired Fanout to unlock real-time, frictionless app development at the edge with unprecedented scale.
•Fastly 101 launched on docs.fastly.com, a new project-based, hands-on tutorial showing how to set up Fastly’s CDN with a real website.

Key Metrics Highlights

•Trailing 12 month net retention rate (NRR LTM)1 decreased to 115% in the first quarter from 118% in the fourth quarter 2021.
•Dollar-Based Net Expansion Rate (DBNER)2 decreased to 118% in the first quarter from 121% in the fourth quarter 2021.
•Total customer count was 2,880, of which 457 were enterprise customers4
•Average enterprise customer spend of $722K in the first quarter, up 3% quarter-over-quarter.

Corporate Development

•Announced that the Board has initiated a search to identify the next CEO to lead the company through its next phase of growth. Once a successor is appointed, current CEO Joshua Bixby will step down as CEO and from the Fastly Board of Directors.

Customer and Partner Developments

•Accelerated edge adoption with a new Compute@Edge Partner Ecosystem designed to help customers build a variety of edge computing use cases utilizing major cloud service provider integrations.
•A top Fortune 100 global financial platform chose Fastly’s unlimited RPS & Workspaces WAF package for its flexibility and scalability.
•A top Fortune 100 ecommerce platform renewed and further expanded their partnership with Fastly to include Media Shield protection of critical infrastructure during live events.
•A leading Spanish-language broadcaster sourced through Fastly’s Google Cloud Marketplace partnership, a leading Spanish-language broadcaster adopted Fastly’s Streaming for Live and VOD capabilities and token authentication to improve delivery performance.
•A Fortune 500 apparel company expanding their digital footprint added Next-Gen WAF to their delivery, TLS, and image optimization products from Fastly.

First Quarter 2022 Financial Highlights
•Record revenue of $102.4 million exceeded quarterly guidance range and grew 5% quarter-over-quarter.
•GAAP net loss per basic and diluted shares of $0.54, compared to $0.44 in the first quarter of 2021.
•Non-GAAP net loss5 per basic and diluted shares of $0.15, compared to $0.12 in the first quarter of 2021.

Second Quarter and Full Year 2022 Guidance:

	Q2 2022	Full Year 2022
Total Revenue (millions)	$99.0 - $102.0	$405.0 - $415.0
Non-GAAP Operating Loss (millions)(5)	($21.5) - ($18.5)	($70.0) - ($60.0)
Non-GAAP Net Loss per share (6) (7)	($0.18) - ($0.15)	($0.60) - ($0.50)

Calculations of Key and Other Selected Metrics – Quarterly
(unaudited)

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Total Customer Count	1,951	2,047	2,326	2,458	2,581	2,748	2,804	2,880
Enterprise Customer Count(4)	304	313	378	395	408	430	445	457
Enterprise Revenue % Total LTM	88%	88%	88%	89%	89%	88%	88%	89%
Enterprise Customer Average Spend LTM (in thousands)(8)	$716	$753	$681	$705	$702	$698	$704	$722
Net Retention Rate (NRR) Quarter(9)	138%	122%	116%	110%	93%	112%	107%	114%
Net Retention Rate (NRR) LTM(1)	136%	141%	137%	135%	121%	114%	118%	115%
Dollar-Based Net Expansion Rate (DBNER)(2)	137%	147%	144%	141%	126%	118%	121%	118%
Annual Revenue Retention Rate (ARR)(3)	—	—	99.3%	—	—	—	99.2%	—
Global Network Capacity	100 TB/sec	106 TB/sec	117 TB/sec	130 TB/sec	145 TB/sec	167 TB/sec	184 TB/sec	198 TB/sec
Countries	26	26	26	26	28	31	32	34
Markets	55	55	56	58	61	68	71	75

1 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2 We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period.
3 Annual revenue retention rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year from 100%. Our “Annual Revenue Churn” is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a “Churned Customer”) by the number of months remaining in the same calendar year.
4 Enterprise customers are defined as those spending $100,000 or more in a twelve-month period.
5 For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this letter.
6 Assumes weighted average basic shares outstanding of 121.4 million in Q2 2022 and 121.8 million for the full year 2022.
7 Non-GAAP Net Loss per share is calculated as full-year Non-GAAP Net Loss divided by weighted average basic shares for the full year 2022.
8 Calculated based on trailing twelve-months.
9 Net Retention Rate measures the net change in monthly revenue from existing customers in the last month of the period (the “current" period month) compared to the last month of the same period one year prior (the “prior" period month). The revenue included in the current period month includes revenue from (i) revenue contraction due to billing decreases or customer churn, (ii) revenue expansion due to billing increases, but excludes revenue from new customers. We calculate Net Retention Rate by dividing the revenue from the current period month by the revenue in the prior period month.

Forward-Looking Statements

This investor supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Fastly's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue," “would,” or the negative of these words or other similar terms or expressions that concern Fastly's expectations, goals, strategy, priorities, plans, projections, or intentions. Forward-looking statements in this investor supplement include, but are not limited to, statements regarding Fastly’s future financial and operating performance, including its outlook and guidance; Fastly's strategies, product and business plans; and continued demand for future products from the combined Signal Sciences’ portfolio. Fastly's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: Fastly is unable to attract and retain customers; Fastly's existing customers and partners do not maintain or increase usage of Fastly's platform; Fastly's platform and product features do not meet expectations, including due to defects, interruptions, security breaches, delays in performance or other similar problems; Fastly is unable to adapt to meet evolving market and customer demands and rapid technological change; Fastly is unable to comply with modified or new industry standards, laws and regulations; Fastly is unable to generate sufficient revenues to achieve or sustain profitability; Fastly’s limited operating history makes it difficult to evaluate its prospects and future operating results; Fastly is unable to effectively manage its growth; and Fastly is unable to compete effectively. The forward-looking statements contained in this investor supplement are also subject to other risks and uncertainties, including those more fully described in Fastly’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and additional information that will be set forth in Fastly’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and other filings and reports that we may file from time to time with the SEC. The forward-looking statements in this investor supplement are based on information available to Fastly as of the date hereof, and Fastly disclaims any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses and amortization of debt discount and issuance costs.

Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, interest income, interest expense (including amortization of debt discount and issuance costs) other income (expense), net, and income taxes.

Acquisition-related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without the acquisition-related expense when evaluating its ongoing non-GAAP performance and its ongoing adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Amortization of acquired intangible assets is included in the following cost and expense line items of our GAAP presentation: cost of revenue and sales and marketing. Management considers its operating results without the amortization expense of our acquired intangible assets when evaluating its ongoing non-GAAP performance and its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its non-GAAP net loss and adjusted EBITDA results without this activity when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.

Capital Expenditures: cash used for purchases of property and equipment and capitalized internal-use software, as reflected in our statement of cash flows.

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Depreciation and amortization expense is included in the following cost and expense line items of our GAAP presentation: cost of revenue, research and development, sales and marketing, and general and administrative. Management considers its operating results without the depreciation and other amortization expense when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.

Free Cash Flow: calculated as net cash used in operating activities less capital expenditures.

Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its adjusted EBITDA results without these charges when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without total interest expense when evaluating its non-GAAP net loss and and ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Interest Income: consists primarily of interest income related to our marketable securities. Management considers its adjusted EBITDA results without this activity when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Non-GAAP Operating Loss: calculated as GAAP revenue less non-GAAP cost of revenue and non-GAAP operating expenses.

Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without other income (expense), net when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Stock-based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Stock-based compensation is included in the following cost and expense line items of our GAAP presentation: cost of revenue, research and development, sales and marketing, and general and administrative.

Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management excludes stock-based compensation from our non-GAAP measures and adjusted EBITDA results for purposes of evaluating our continuing operating performance primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.

Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.

In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Revenue	$74,663	$70,638	$82,649	$84,852	$85,026	$86,735	$97,717	$102,382
Cost of revenue(1)	29,697	29,292	33,753	37,494	40,320	41,244	47,944	53,915
Gross profit	44,966	41,346	48,896	47,358	44,706	45,491	49,773	48,467
Operating expenses:
Research and development(1)	16,655	18,271	25,590	28,988	30,346	32,528	34,997	40,437
Sales and marketing(1)	24,680	22,568	34,765	34,872	36,334	39,288	42,151	41,480
General and administrative (1)	18,069	23,961	45,885	33,461	35,494	28,609	29,281	29,554
Total operating expenses	59,404	64,800	106,240	97,321	102,174	100,425	106,429	111,471
Loss from operations	(14,438)	(23,454)	(57,344)	(49,963)	(57,468)	(54,934)	(56,656)	(63,004)
Interest income	378	353	178	174	276	280	552	681
Interest expense, net	(371)	(410)	(452)	(661)	(1,436)	(1,555)	(1,593)	(1,622)
Other (income) expense, net	(53)	69	(697)	(64)	178	41	201	(279)
Loss before income tax expense (benefit)	(14,484)	(23,442)	(58,315)	(50,514)	(58,450)	(56,168)	(57,496)	(64,224)
Income tax expense (benefit)	(24)	336	(12,611)	169	(155)	30	25	40
Net loss	$(14,460)	$(23,778)	$(45,704)	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)
Net loss per share attributable to common stockholders, basic and diluted	$(0.14)	$(0.22)	$(0.40)	$(0.44)	$(0.51)	$(0.48)	$(0.49)	$(0.54)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	99,835	105,942	112,902	114,134	115,326	116,475	118,161	119,673
__________
(1)Includes stock-based compensation expense as follows:

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Cost of revenue	$1,090	$929	$1,255	$1,186	$1,828	$1,897	$2,316	$2,946
Research and development	4,053	4,371	7,017	7,958	8,634	14,752	15,675	18,589
Sales and marketing	7,076	3,194	5,275	5,008	5,631	9,121	11,399	10,094
General and administrative	4,062	3,648	16,134	16,686	17,333	10,866	10,198	8,393
Total	$16,281	$12,142	$29,681	$30,838	$33,426	$36,636	$39,588	$40,022

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Gross Profit
GAAP gross Profit	$44,966	$41,346	$48,896	$47,358	$44,706	$45,491	$49,773	$48,467
Stock-based compensation	1,090	929	1,255	1,186	1,828	1,897	2,316	2,946
Amortization of acquired intangible assets	—	—	2,475	2,475	2,475	2,475	2,475	2,475
Non-GAAP gross profit	46,056	42,275	52,626	51,019	49,009	49,863	54,564	53,888
GAAP gross margin	60.2%	58.5%	59.2%	55.8%	52.6%	52.4%	50.9%	47.3%
Non-GAAP gross margin	61.7%	59.8%	63.7%	60.1%	57.6%	57.5%	55.8%	52.6%

Research and development
GAAP research and development	16,655	18,271	25,590	28,988	30,346	32,528	34,997	40,437
Stock-based compensation	(4,053)	(4,371)	(7,017)	(7,958)	(8,634)	(14,752)	(15,675)	(18,589)
Non-GAAP research and development	12,602	13,900	18,573	21,030	21,712	17,776	19,322	21,848

Sales and marketing
GAAP sales and marketing	24,680	22,568	34,765	34,872	36,334	39,288	42,151	41,480
Stock-based compensation	(7,076)	(3,194)	(5,275)	(5,008)	(5,631)	(9,121)	(11,399)	(10,094)
Amortization of acquired intangible assets	—	—	(2,603)	(2,816)	(2,709)	(2,709)	(2,710)	(2,709)
Non-GAAP sales and marketing	17,604	19,374	26,887	27,048	27,994	27,458	28,042	28,677

General and administrative
GAAP general and administrative	18,069	23,961	45,885	33,461	35,494	28,609	29,281	29,554
Stock-based compensation	(4,062)	(3,648)	(16,134)	(16,686)	(17,333)	(10,866)	(10,198)	(8,393)
Acquisition-related expenses	—	(7,158)	(13,625)	(929)	(1,298)	(179)	(149)	(58)
Non-GAAP general and administrative	14,007	13,155	16,126	15,846	16,863	17,564	18,934	21,103

Operating income (loss)
GAAP operating loss	(14,438)	(23,454)	(57,344)	(49,963)	(57,468)	(54,934)	(56,656)	(63,004)
Stock-based compensation	16,281	12,142	29,681	30,838	33,426	36,636	39,588	40,022
Amortization of acquired intangible assets	—	—	5,078	5,291	5,184	5,184	5,185	5,184
Acquisition-related expenses	—	7,158	13,625	929	1,298	179	149	58
Non-GAAP operating income (loss)	1,843	(4,154)	(8,960)	(12,905)	(17,560)	(12,935)	(11,734)	(17,740)

Net income (loss)
GAAP net loss	(14,460)	(23,778)	(45,704)	(50,683)	(58,295)	(56,198)	(57,521)	(64,264)
Stock-based compensation	16,281	12,142	29,681	30,838	33,426	36,636	39,588	40,022
Amortization of acquired intangible assets	—	—	5,078	5,291	5,184	5,184	5,185	5,184
Acquisition-related expenses	—	7,158	13,625	929	1,298	179	149	58
Acquisition-related tax benefit	—	—	(13,154)	—	—	—	—	—
Amortization of debt issuance costs	—	—	—	—	993	967	947	963
Non-GAAP net income (loss)	$1,821	$(4,478)	$(10,474)	$(13,625)	$(17,394)	$(13,232)	$(11,652)	$(18,037)

GAAP net income (loss) per common share—basic and diluted	$(0.14)	$(0.22)	$(0.40)	$(0.44)	$(0.51)	$(0.48)	$(0.49)	$(0.54)
Non-GAAP net income (loss) per common share—basic and diluted	$0.02	$(0.04)	$(0.09)	$(0.12)	$(0.15)	$(0.11)	$(0.10)	$(0.15)
GAAP Weighted average basic common shares	99,835	105,942	112,902	114,134	115,326	116,475	118,161	119,673
Effect of dilutive securities(1)	10,054	—	—	—	—	—	—	—
Non-GAAP Weighted average diluted common shares	109,889	105,942	112,902	114,134	115,326	116,475	118,161	119,673

(1) For periods presented with a net loss, the effect of the dilutive securities have been excluded from the calculation because their effect would have been anti-dilutive.

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Adjusted EBITDA
GAAP net loss	$(14,460)	$(23,778)	$(45,704)	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)
Stock-based compensation	16,281	12,142	29,681	30,838	33,426	36,636	39,588	40,022
Depreciation and other amortization	4,729	4,967	5,568	6,491	7,000	7,489	8,228	9,975
Amortization of acquired intangible assets	—	—	5,078	5,291	5,184	5,184	5,185	5,184
Interest income	(378)	(353)	(178)	(174)	(276)	(280)	(552)	(681)
Interest expense	371	410	452	661	1,436	1,555	1,593	1,622
Other (income) expense, net	53	(69)	697	64	(178)	(41)	(201)	279
Income taxes	(24)	336	543	169	(155)	30	25	40
Acquisition-related expenses	—	7,158	13,625	929	1,298	179	149	58
Acquisition-related tax benefit	—	—	(13,154)	—	—	—	—	—
Adjusted EBITDA	$6,572	$813	$(3,392)	$(6,414)	$(10,560)	$(5,446)	$(3,506)	$(7,765)

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Revenue	$74,663	$70,638	$82,649	$84,852	$85,026	$86,735	$97,717	$102,382
Cost of revenue (1)(2)	28,607	28,363	30,023	33,833	36,017	36,872	43,153	48,494
Gross profit	46,056	42,275	52,626	51,019	49,009	49,863	54,564	53,888
Operating expenses:
Research and development(1)	12,602	13,900	18,573	21,030	21,712	17,776	19,322	21,848
Sales and marketing(1)(2)	17,604	19,374	26,887	27,048	27,994	27,458	28,042	28,677
General and administrative (1)(3)	14,007	13,155	16,126	15,846	16,863	17,564	18,934	21,103
Total operating expenses	44,213	46,429	61,586	63,924	66,569	62,798	66,298	71,628
Income (loss) from operations(1)(2)(3)	1,843	(4,154)	(8,960)	(12,905)	(17,560)	(12,935)	(11,734)	(17,740)
Interest income	378	353	178	174	276	280	552	681
Interest expense(4)	(371)	(410)	(452)	(661)	(443)	(588)	(646)	(659)
Other income (expense), net	(53)	69	(697)	(64)	178	41	201	(279)
Income (loss) before income tax expense (benefit)	1,797	(4,142)	(9,931)	(13,456)	(17,549)	(13,202)	(11,627)	(17,997)
Income tax expense (benefit)(5)	(24)	336	543	169	(155)	30	25	40
Net income (loss)(1)(2)(3)(4)(5)	$1,821	$(4,478)	$(10,474)	$(13,625)	$(17,394)	$(13,232)	$(11,652)	$(18,037)
Net income (loss) per share attributable to common stockholders, basic (6)	$0.02	$(0.04)	$(0.09)	$(0.12)	$(0.15)	$(0.11)	$(0.10)	$(0.15)
Net income (loss) per share attributable to common stockholders, diluted(6)	$0.02	$(0.04)	$(0.09)	$(0.12)	$(0.15)	$(0.11)	$(0.10)	$(0.15)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	99,835	105,942	112,902	114,134	115,326	116,475	118,161	119,673
Effect of dilutive securities(6)	10,054	—	—	—	—	—	—	—
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted(6)	109,889	105,942	112,902	114,134	115,326	116,475	118,161	119,673
(1) Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2) Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(3) Excludes acquisition-related and other expenses. See GAAP to Non-GAAP reconciliations.
(4) Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(5) Excludes acquisition-related tax benefit. See GAAP to Non-GAAP reconciliations.
(6) For the period in which we had non-GAAP net income, diluted non-GAAP net income per share is calculated using weighted-average shares, adjusted for dilutive potential shares that were assumed outstanding during period.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Assets
Current assets:
Cash and cash equivalents	$257,418	$309,968	$62,900	$948,783	$687,986	$282,131	$166,068	$245,794
Marketable securities	126,607	92,302	131,283	147,793	241,744	361,290	361,795	393,950
Accounts receivable, net	58,331	42,593	50,258	52,363	56,065	54,234	64,625	73,717
Restricted cash	70,087	70,087	87	87	87	—	—	—
Prepaid expenses and other current assets	12,974	14,769	16,728	18,408	22,222	22,230	32,160	23,616
Total current assets	525,417	529,719	261,256	1,167,434	1,008,104	719,885	624,648	737,077
Property and equipment, net	65,836	83,498	95,979	98,608	116,471	147,729	166,961	174,550
Operating lease right-of-use assets, net	—	—	60,019	63,305	62,630	70,149	69,631	63,455
Goodwill	347	362	635,590	635,645	635,646	635,635	636,805	637,570
Intangible assets, net	2,864	2,792	121,742	116,379	113,215	107,905	102,596	97,287
Marketable securities, non-current	—	—	20,448	29,930	173,227	429,489	528,911	394,464
Other assets	13,400	15,147	24,917	26,993	27,578	28,142	29,468	30,020
Total assets	$607,864	$631,518	$1,219,951	$2,138,294	$2,136,871	$2,138,934	$2,159,020	$2,134,423
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,087	$12,273	$9,150	$12,019	$10,202	$7,766	$9,257	$8,248
Accrued expenses	22,631	38,559	34,334	36,320	28,609	36,063	36,112	49,902
Current portion of long term debt	5,188	6,060	—	—	—	—	—	—
Finance lease liabilities	—	—	11,033	10,910	14,773	18,675	21,125	26,766
Operating lease liabilities	—	—	19,895	20,011	19,713	20,007	20,271	18,688
Other current liabilities	4,402	9,555	19,677	19,036	29,735	24,758	45,107	36,569
Total current liabilities	38,308	66,447	94,089	98,296	103,032	107,269	131,872	140,173
Long-term debt, less current portion	24,858	26,007	—	930,291	931,385	932,305	933,205	934,121
Finance lease liabilities, noncurrent	—	—	14,707	13,648	19,685	24,659	22,293	28,867
Operating lease liabilities, noncurrent	—	—	44,890	47,505	47,177	54,066	55,114	52,334
Other long-term liabilities	2,533	3,944	4,400	3,520	6,502	5,056	2,583	2,205
Total liabilities	65,699	96,398	158,086	1,093,260	1,107,781	1,123,355	1,145,067	1,157,700
Stockholders’ equity:
Class A and Class B common stock	2	2	2	2	2	2	2	2
Additional paid-in capital	760,237	777,231	1,350,050	1,384,045	1,426,520	1,469,366	1,527,468	1,561,371
Accumulated other comprehensive income (loss)	385	124	6	(137)	(261)	(420)	(2,627)	(9,496)
Accumulated deficit	(218,459)	(242,237)	(288,193)	(338,876)	(397,171)	(453,369)	(510,890)	(575,154)
Total stockholders’ equity	542,165	535,120	1,061,865	1,045,034	1,029,090	1,015,579	1,013,953	976,723
Total liabilities and stockholders’ equity	$607,864	$631,518	$1,219,951	$2,138,294	$2,136,871	$2,138,934	$2,159,020	$2,134,423

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Cash flows from operating activities:
Net loss	$(14,460)	$(23,778)	$(45,704)	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,693	4,894	5,713	6,419	6,927	7,364	8,089	9,850
Amortization of acquired intangibles	36	73	4,933	5,363	5,257	5,309	5,309	5,309
Amortization of right-of-use assets and other	5,239	5,636	5,941	6,357	6,303	7,158	7,065	6,839
Amortization of debt issuance costs	19	20	161	332	937	966	950	964
Amortization of deferred contract costs	788	894	1,141	1,411	1,535	1,621	1,727	1,851
Stock-based compensation	16,281	12,142	29,681	30,838	33,426	36,636	39,588	40,022
Provision for doubtful accounts and credit losses	866	196	507	(420)	225	236	155	127
Interest paid on capital leases	(149)	(186)	(234)	(330)	(405)	(524)	(495)	(591)
(Gain) loss on disposal of property and equipment	—	(133)	786	27	—	(204)	(123)	268
Tax benefit related to release of valuation allowance	—	—	(12,950)	—	—	—	—	—
Amortization and accretion of discounts and premiums on investments	—	—	—	—	—	—	—	957
Other adjustments	208	480	448	64	749	683	729	128
Changes in operating assets and liabilities:
Accounts receivable	(16,180)	15,542	(2,595)	(1,685)	(3,927)	1,595	(10,546)	(9,219)
Prepaid expenses and other current assets	(835)	(1,795)	(1,772)	(1,680)	(3,814)	(8)	725	(2,111)
Other assets	(2,676)	(2,641)	(9,752)	(2,952)	(2,137)	(2,231)	(3,103)	(2,451)
Accounts payable	(1,748)	5,682	(2,987)	2,119	(1,957)	(1,815)	1,799	(2,492)
Accrued expenses	4,121	14,598	(4,232)	(755)	(3,080)	6,548	1,548	4,891
Operating lease liabilities	(4,141)	(4,439)	(5,412)	(6,365)	(6,491)	(6,879)	(6,712)	(6,557)
Other liabilities	(843)	15	5,178	1,071	7,733	(2,948)	2,908	3,289
Net cash provided by (used in) operating activities	(8,781)	27,200	(31,149)	(10,869)	(17,014)	(2,691)	(7,908)	(13,190)
Cash flows from investing activities:
Purchase of marketable securities	(56,187)	(148,174)	(64,698)	(64,331)	(269,537)	(443,701)	(150,586)	(148,193)
Sale of marketable securities	—	143,241	—	12,497	—	51,739	2,291	2,301
Maturities of marketable securities	23,501	38,817	5,001	25,503	31,750	15,600	45,232	240,547
Business acquisitions, net of cash acquired	—	—	(200,988)	—	—	—	(1,169)	(775)
Proceeds from sale of property and equipment	—	150	425	—	—	291	297	—
Purchases of property and equipment	(2,072)	(11,361)	(5,126)	(8,079)	(2,934)	(20,254)	(3,549)	(2,387)
Capitalized internal-use software	(744)	(1,901)	(2,049)	(989)	(1,691)	(7,619)	(3,180)	(3,810)
Purchases of intangible assets	(1,811)	—	—	—	(2,093)	1	—	—
Net cash provided by (used in) investing activities	(37,313)	20,772	(267,435)	(35,399)	(244,505)	(403,943)	(110,664)	87,683
Cash flows from financing activities:
Proceeds from follow-on public offering, net of underwriting fees	274,896	—	—	—	—	—	—	—
Payments of costs related to follow-on public offering	(173)	(502)	—	—	—		—	—
Issuance of convertible note, net of issuance costs	—		—	930,775	—	—	—	—
Payments of debt issuance costs	—	—	—	(1,351)	—	—	—	—
Repayments of notes payable	—	—	(20,300)	—	—	—	—	—
Repayments of finance lease liabilities	(1,307)	(1,001)	(2,713)	(2,951)	(3,628)	(3,985)	(3,004)	(7,159)
Cash received for restricted stock sold in advance of vesting conditions	—	—	—	—	—	—	—	10,655
Cash paid for early sale of restricted shares	—	—	—	—	—	—	—	(3,498)
Proceeds from exercise of vested stock options	5,657	4,122	2,320	2,719	2,886	3,489	3,532	3,048
Proceeds from Employee Stock Purchase Plan	2,031	2,042	3,112	3,071	1,493	1,430	2,075	2,406
Net cash provided by (used in) financing activities	281,104	4,661	(17,581)	932,263	751	934	2,603	5,452
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(93)	(83)	(10)	(112)	(29)	(242)	(94)	(219)
Net increase (decrease) in cash, cash equivalents, and restricted cash	234,917	52,550	(316,175)	885,883	(260,797)	(405,942)	(116,063)	79,726
Cash, cash equivalents, and restricted cash at beginning of period	92,588	327,505	380,055	63,880	949,763	688,966	283,024	166,961
Cash, cash equivalents, and restricted cash at end of period	$327,505	$380,055	$63,880	$949,763	$688,966	$283,024	$166,961	$246,687

Free Cash Flow
(in thousands, unaudited)

	Quarter ended
	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Cash flow provided by (used in) operations	$(8,781)	$27,200	$(31,149)	$(10,869)	$(17,014)	$(2,691)	$(7,908)	$(13,190)
Capital expenditures(1)	(2,816)	(13,262)	(8,016)	(9,068)	(4,625)	(27,873)	(6,729)	(6,197)
Free Cash Flow	$(11,597)	$13,938	$(39,165)	$(19,937)	$(21,639)	$(30,564)	$(14,637)	$(19,387)
__________
(1)Capital Expenditures are defined as cash used for purchases of property and equipment and capitalized internal-use software, as reflected in our statement of cash flows.